Fourth Quarter & Full Year 2022 EARNINGS PRESENTATION MARCH 2 | 2022

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “opportunity,” “outlook,” “future,” “possible,” “assume,” “forecast,” “focus,” “continue” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • the effects of the outbreak of the novel coronavirus pandemic (“COVID-19”, including the measures to reduce its spread, and the impact on the economy and demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; • the Company’s material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflict between Russia and Ukraine), terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2021 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings release certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. (1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. (2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. (3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and non-recurring items. (4) Adjusted EPS is defined as Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, per weighted average shares outstanding. Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules. (5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. (6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Full-Year 2023 7.5 - 10% Organic Net Revenue Growth 10 - 14% Organic Net Revenue Growth Ex-Advocacy $450M - $490M In Adjusted EBITDA 50 - 60% EBITDA Conversion on Free Cash Flow $0.90 - $1.05 In Adjusted Earnings Per Share Note: Guidance as of 3/02/2023. All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2021 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2022, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

FOURTH QUARTER & PRO FORMA FULL YEAR 2022 HIGHLIGHTS

NET DEBT: $979M | NET LEVERAGE RATIO: 2.17x | FY STOCK BUYBACKS: $52M

Leading GROWTH

15% FY Net Revenue Growth, 14% Organic

12% Q4 net revenue growth, 8% organic

57% of FY net revenue from digital capabilities grew 28%

Expanding INTERNATIONALLY

Growing twice as fast internationally vs. domestic

26% FY net revenue growth internationally, 14% in North America

Launched regional hubs in Singapore and Brazil

Strong MARGINS, FCF, & EPS

20.3% FY adj. EBITDA margin on net revenue

21.1% Q4 adj. EBITDA margin on net revenue

FY FCF of $270M, ending with a net leverage of 2.17x

$0.22 Q4 adjusted EPS; $0.90 in FY

Strategic M&A

Closed 8 acquisitions in 2022

BNG adds AI-driven e-commerce capabilities internationally

Maru adds DaaS + analytics platform to Stagwell Marketing Cloud

Epicenter adds location-based targeting to Stagwell Marketing Cloud

STAGWELL
TRANSFORMING MARKETING

Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. All growth rates are Pro Forma, year-over-year growth unless otherwise noted. Net Debt defined as bonds plus revolver balance less cash. Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

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S U M M A R Y P R O F O R M A C O M B I N E D F I N A N C I A L S Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2021. Figures may not foot due to rounding. Three Months Ended December 31, Twelve Months Ended December 31, 2022 2021 2022 2021 Net Revenue $ 583,446 $ 519,692 $ 2,222,153 $ 1,926,814 Billable Costs 124,739 92,235 465, 639 297,529 Revenue $ 708,185 $ 611,927 $ 2,687,792 $ 2,224,343 Billable Costs 124,739 92,235 465,639 297,529 Staff costs 350,665 330,637 1,392,535 1,237,721 Administrative costs 75,149 60,344 256,755 221,877 Unbillable and other costs, net 34,337 25,137 121,745 89,184 Adjusted EBITDA $ 123,295 $ 103,574 $ 451,118 $ 378,032 Stock-based compensation (258) 21,568 33,152 80,525 Depreciation and amortization 35,631 31,381 131,273 96,135 Deferred acquisition consideration 1,015 9,265 (13,405) 36,154 Impairment and other losses 94,145 1,314 122,179 17,115 Other items, net 6,579 6,132 18,691 45,872 Operating income (loss) $ (13,817) $ 33,914 $ 159,228 $ 102,231 Pro Forma adjusted EBITDA margin (on net revenue) 21.1% 19.9% 20.3% 19.6% 6 $ in Thousands

P R O F O R M A N E T R E V E N U E Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2021. Figures may not foot due to rounding. Three Months Ended December 31, 2022 Twelve Months Ended December 31, 2022 Net Revenue Change Net Revenue Change 2021 Net Revenue $ 519,691 $ 1,926,814 Organic revenue 43,970 8.5% 278,455 14.5% Acquisitions (divestitures), net 26,937 5.2% 39,321 2.0% Foreign currency (7,152) (1.4)% (22,437) (1.2)% Total Change $ 63,755 12.3% $ 295,339 15.3% 2022 Net Revenue $ 583,446 $ 2,222,153 7 $ in Thousands

N E T R E V E N U E B Y G E O G R A P H Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2021. Figures may not foot due to rounding. Q4 Organic Growth Y/Y 78.4% 9.0% 12.6% Geography Q422 PF FY 2022 United States 9% 14% United Kingdom 20% 30% Other (4)% 6% TOTAL 8% 14% 8 % OF NET REVENUE 80.6% 7.9% 11.5% FY 2022

GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

	Stagwell	+Affiliates
COUNTRIES	34	65+
EMPLOYEES	13K+	21K+

Note: As of December 31, 2022.

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OUR PRINCIPAL CAPABILITIES

1 **Digital Transformation**
Building & Designing Digital Platforms & Technology

2 **Performance Media & Data**
Addressable on a Global Scale

3 **Consumer Insights & Strategy**
Tracking Across the Entire Consumer Journey

4 **Creativity & Communications**
Blue-Chip Customer Base


DIGITAL REVENUE
57% Q422
57% FY22

STAGWELL
TRANSFORMING MARKETING

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N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2021. Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Q422 PF FY 2022 Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Digital Transformation 21.5% 21.8% 33.4% 33.5% Performance Media & Data 2.5% 12.5% 9.6% 18.3% Consumer Insights & Strategy 16.6% 38.5% 25.3% 31.7% Creativity & Communications 3.1% 2.5% 5.1% 2.4% TOTAL 8.5% 12.3% 14.5% 15.3% TOTAL EX-ADVOCACY 5.7% 9.6% 12.3% 13.1% % OF NET REVENUE 25% 21% 11% 43% 11 28% 19% 10% 43% FY 2022 Q4

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Figures presented on a Pro Forma basis giving effect to the combination as if completed on January 1, 2021. Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability Q422 PF FY 2022 Digital Transformation 47% 45% Performance Media & Data (14)% 16% Consumer Insights & Strategy 49% 31% Creativity & Communications 16% 2% TOTAL 19% 19% TOTAL EX-ADVOCACY 10% 12% % OF ADJ. EBITDA* 29% 17% 10% 44% 12 37% 14% 9% 40% FY 2022 Q4 Adj. EBITDA* Growth Y/Y

Net Revenue Adjusted EBITDA 2022 2021 % Change 2022 2021 % Change Total 583 520 12.3% 123 104 19.0% Advocacy 53 35 48.6% 23 12 87.0% Total Ex Advocacy 531 484 9.6% 101 92 10.0% Net Revenue Adjusted EBITDA 2022 2021 % Change 2022 2021 % Change Total 2,222 1,927 15.3% 451 378 19.3% Advocacy 183 124 47.8% 67 36 88.0% Total Ex Advocacy 2,039 1,803 13.1% 384 342 12.1% E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: All figures presented on a Pro Forma basis giving effect to the combination as if it was completed on January 1, 2020. Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions Q4 FULL YEAR 13

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business Q4 $42M FY 2022 $213M Avg. Net Revenue Q4 $6.3M FY 2022 $24.1M PER CLIENT AT TOP 25

15 A STRONG YEAR FOR M&A: 8 Strategic Acquisitions in 2022 Closed Description 3/11 Multicultural full-service marketing agency 4/20 Provider of scaled commerce and marketplace solutions for 150+ global brands and 500+ e-retailers worldwide 5/15 Direct response firm in the political data and marketing arena 7/1 A real-time, AI-powered SaaS platform that uncovers consumer, creative, and contextual insights for scaled modern marketing 7/12 Omnichannel content creation and adaptation production company 10/3 Software experience & insights data platform Epicenter 10/3 Enterprise software company leveraging mobile & location data to map and sequence complex consumer behavior 10/3 Award-winning creative agency

16 WE HAVE OUR FINANCIAL HOUSE in order Refinanced Bonds, Securing $1.1BN in financing › Fixed interest rate of 5.625% in rising interest rate environment › ~7 years to maturity in 2029, providing financial flexibility Secured $500M Revolving Credit Facility with flexible terms, 5-year maturity Moody’s upgraded Stagwell’s corporate family rating (CFR) to B1 from B2 in July 2022

L I Q U I D I T Y Available Liquidity (as of 12/31/22) Commitment Under Credit Facility $ 500 Drawn 100 Undrawn Letters of Credit 25 Undrawn Commitments Under Facility $ 375 Total Cash & Cash Equivalents 221 Total Available Liquidity $ 596 17 $ in Millions

18 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $61M FROM 2021 YEAR-END BALANCE $222M $161M Q421 Q422

ADJUSTED EARNINGS PER SHARE

$ and Shares in Thousands	Three Months Ended December 31, 2022			Twelve Months Ended December 31, 2022		
	Reported (GAAP)	Adjustments	Non-GAAP	Reported (GAAP)	Adjustments	Non-GAAP
Net income attributable to Stagwell Inc. common shareholders	$ (6,478)	$ 42,485	$ 36,007	$ 27,269	$ 95,147	$ 122,416
Net income attributable to Class C Shareholders	-	27,300	27,300	24,452	120,655	145,107
Net income – diluted EPS	$ (6,478)	$ 69,785	$ 63,307	$ 51,721	$ 215,802	$ 267,523
Weighted average number of common shares outstanding (diluted)	122,927	5,666	128,593	130,625	-	130,625
Weighted average number of common class C shares outstanding (diluted)	-	164,376	164,376	165,971	-	165,971
Weighted average number of shares outstanding	122,927	170,042	292,969	296,596	-	296,596
Adjusted earnings per share (diluted)	**$ (0.05)**		**$ 0.22**	**$ 0.17**		**$ 0.90**

Adjustments to net income (loss)

	Three Months Ended December 31, 2022			Twelve Months Ended December 31, 2022		
	Pre-Tax	**Tax**	**Net**	**Pre-Tax**	**Tax**	**Net**
Amortization	$ 28,886	$ (5,777)	$ 23,109	$ 104,763	$ (20,953)	$ 83,810
Impairment and other losses	94,145	(114)	94,031	122,179	(1,093)	121,086
Stock-based compensation	(258)	52	(206)	33,152	(6,630)	26,522
Deferred acquisition consideration	1,015	(203)	812	(13,405)	2,681	(10,724)
Other items, net	6,579	(1,316)	5,263	18,691	(3,738)	14,953
Tax adjustments	7,482	(34,131)	(26,649)	7,482	(27,327)	(19,845)
Total add-backs	**$ 137,849**	**$ (41,489)**	**$ 96,360**	**$ 272,862**	**$ (57,060)**	**$ 215,802**
Net income attributable to Class C shareholders			(26,575)			-
Total add-backs & net income attributable to class C shareholders			**$ 69,785**			**$ 215,802**

STAGWELL
TRANSFORMING MARKETING

Note: Conversion of Class C shares currently results in an anti-dilutive effect. Therefore, GAAP requires diluted earnings per share and share count to exclude conversion of Class C shares. Numbers may not foot due to rounding.

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GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Twelve Months Ended December 31, 2022	Twelve Months Ended December 31, 2021
Revenue	**$ 708,185**	**$ 611,927**	**$ 2,687,792**	**$ 1,469,363**
Cost of services	419,811	348,000	1,673,576	906,856
Office & general expenses	172,415	197,318	601,536	424,038
Depreciation & amortization	35,631	31,381	131,273	77,503
Impairment & other losses	94,145	1,314	122,179	16,240
Total operating expenses	**$ 722,002**	**$ 578,013**	**$ 2,528,564**	**$ 1,424,637**
Operating income (Loss)	**$ (13,817)**	**$ 33,914**	**$ 159,228**	**$ 44,726**
Interest expense, net	(19,510)	(16,697)	(76,062)	(31,894)
Foreign exchange, net	1,557	(1,377)	(2,606)	(3,332)
Other, net	(7,241)	3.252	(7,059)	50,058
Other income (expenses)	**$ (25,194)**	**$ (14,822)**	**$ (85,727)**	**$ 14,832**
Income tax expense (benefit)	(12,570)	14,193	7,580	23,398
Income (loss) before equity in earnings of non-consolidated affiliates	**$ (26,441)**	**$ 4,899**	**$ 65,921**	**$ 36,160**
Equity in income (loss) of non-consolidated affiliates	(1,132)	(165)	(79)	(240)
Net income (loss)	**$ (27,573)**	**$ 4,734**	**$ 65,842**	**$ 35,920**
Net (income) loss attributable to non-controlling & redeemable non-controlling interests	21,095	(3,897)	(38,573)	(14,884)
Net income (loss) attributable to Stagwell Inc. common shareholders	**$ (6,478)**	**$ 837**	**$ 27,269**	**$ 21,036**
Earnings Per Share				
Basic	$ (0.05)	$ 0.01	$ 0.22	$ (0.04)
Diluted	$ (0.05)	$ 0.01	$ 0.17	$ (0.04)
Weighted Average Number of Shares Outstanding				
Basic	122,927	99,615	124,262	90,426
Diluted	122,927	104,066	296,596	90,426

STAGWELL
TRANSFORMING MARKETING

Note: Conversion of Class C shares currently results in an anti-dilutive effect. Therefore, GAAP requires Diluted earnings per share and share count to exclude the conversion of Class C shares. Numbers may not foot due to rounding.

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PRO FORMA CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 12/31/22)*

Revolving Credit Facility	$ 100
Bonds	1,100
NCI[1]	34
DAC	161
RNCI[2]	60
Less: Investments[3]	18
Less: Cash	221
TOTAL NET DEBT & DEBT-LIKE	**$ 1,217**

Pro Forma Share Count *(Thousands, as of 2/28/22)*

Class A[4]	131,614
Class C[5] (equal voting & economic rights to Class A)	160,909
Share-based awards[6]	4,868
PRO FORMA DILUTED	**297,391**

Note: Pro Forma share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding

1. Excludes $478M in non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
3. Non-consolidated investments
4. Includes issued and outstanding Class A shares (including unvested restricted stock) and 2,271 Class B shares which have equal economic rights and 10x voting rights to Class A shares. Note: Stagwell Agency Holdings, which is a fully owned subsidiary of Stagwell Media, owns 26.5M of the Class A shares related to its investment in legacy MDC Partners in 2019, of which the common portion was converted to Stagwell Inc. Class A shares upon the closing of the Business Combination in August 2021 and preferred portion converted to Stagwell Inc. Class A shares in September 2021.
5. Class C shares are held by Stagwell Media, the parent company of Stagwell Agency Holdings, issued in August 2021 as consideration for the contribution of its assets to the Business Combination.
6. Represents unvested restricted share units

STAGWELL
TRANSFORMING MARKETING

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Thank You Contact Us: IR@StagwellGlobal.com